Community Trust Bancorp, Inc.

# 2011 Investor Presentation

NASDAQ: CTBI

www.ctbi.com

November 2011







# CAUTIONARY STATEMENT

Information provided herein by CTBI contains "forward-looking" information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI's 2010 Annual Report on Form 10-K Part I, Item 1. for additional information.

# Corporate Profile

| | |
|---|---|
| ■ Total Assets | $3.6 billion |
| ■ Shareholders' Equity | $361.3 million |
| ■ Dividend Yield | 5.32% |
| ■ Total Market Capitalization | $359.0 million |

Financial data as of September 30, 2011 unless otherwise noted.

# Corporate History

| | |
|---|---|
| 1903 | Pikeville National Bank founded |
| 1987-2005 | Acquired 14 banks and purchased 17 branch locations |
| 1997 | Changed name to Community Trust Bancorp, Inc. |
| 2010 | Acquired LaFollette First National Corporation |
| Presently | Two operational subsidiaries~<br>Community Trust Bank, Inc. and<br>Community Trust and Investment Company |

# Our Banking Franchise


Georgetown
Frankfort
Versailles
Lexington
Mount Sterling
Winchester
Harrodsburg
Richmond
Danville
Berea
Mount Vernon
Greensburg
London
Columbia
Jamestown
Williamsburg
LaFollette
Clinton
Huntington
Paintsville
Williamson
Whitesburg
Community Trust Bank Branch Office
Community Trust & Investment Office

***Serving customers in 80 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee***

# Our Banking Franchise

## Central Region

**Loans - $556 million**

**Deposits - $542 million**

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

## Eastern Region

**Loans - $830 million**

**Deposits - $1.3 billion**

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

## Northeastern Region

**Loans - $332 million**

**Deposits - $530 million**

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

## South Central Region

**Loans - $486 million**

**Deposits - $632 million**

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

## CTIC

**Assets Under Management - $1.3 billion** (including $0.5 mill CTB)

**Revenues - $10.1 million** (annualized)

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of September 30, 2011

# Market Analysis

- Competitive Position
  - Largest Kentucky domiciled bank holding company
  - #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions
  - 6th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions
- Community Banking Model
- Economic Diversity
- Concentration Risk Management
- Growth in Sources of Noninterest Income

# Executive Management Team

| Name | Position | Banking Experience | Yrs. w/ CTBI |
|---|---|---|---|
| Jean R. Hale | Chairman, President and CEO | 42 years | 42 |
| Mark A. Gooch | CTB President and CEO | 30 years | 30 |
| Andy Waters | CTIC President and CEO | 24 years | 7 |
| Kevin J. Stumbo | EVP/Controller | 24 years | 16 |
| Steven E. Jameson | EVP/Risk Manager | 26 years | 7 |
| James J. Gartner | EVP/Chief Credit Officer | 43 years (17 at OCC) | 9 |
| James B. Draughn | EVP/Operations | 18 years | 18 |
| Larry W. Jones | EVP/C KY President | 43 years | 9 |
| Richard W. Newsom | EVP/E KY President | 28 years | 28 |
| Ricky Sparkman | EVP/SC KY/TN President | 26 years | 17 |
| D. Andrew Jones | EVP/NE KY/WV President | 24 years | 24 |

# Operational Philosophy

- Traditional community banking business model
- Executive management and board of director commitment to corporate governance
- Decentralized decision making and centralized operations and risk management
- Strong loan portfolio risk management process
- Specialized product offerings
- Maintain a strong tangible equity position
- Growth through both internal and de nova branching and acquisition
- Consistent long-term performance

# Operational Priorities

- Continuing focus on improving asset quality
- Liquidation of other real estate owned
- Increase noninterest income
  - Wealth management
  - Brokerage
- Maintain net interest margin
- Expense control
- Build core earnings capacity

# Performance Summary

| | 2011 | 2010 | 2009 | 2008 | 2007 |
|---|---|---|---|---|---|
| EPS | $1.89 | $2.17 | $1.66 | $1.54 | $2.42 |
| ROAA | 1.11% | 1.03% | 0.82% | 0.79% | 1.23% |
| ROAE | 10.99% | 9.90% | 7.89% | 7.48% | 12.45% |
| Net Int. Margin | 4.18% | 4.07% | 3.77% | 3.88% | 3.90% |
| Efficiency Ratio | 60.25% | 59.45% | 63.56% | 58.39% | 57.62% |
| Nonperf. Loans | 1.46% | 2.38% | 1.70% | 2.22% | 1.43% |
| Net Charge-offs | 0.52% | 0.58% | 0.66% | 0.38% | 0.27% |
| % of Average Assets: | | | | | |
| Nonint. Income | 1.24% | 1.27% | 1.34% | 1.24% | 1.23% |
| Nonint. Expense | 3.06% | 2.98% | 3.08% | 2.83% | 2.79% |

YTD 2011 info annualized as of September 30, 2011 except EPS

# Earnings Review

# Earnings Per Share



$2.59
$2.42
$1.54
$1.66
$2.17
$1.56
$1.89
2006
2007
2008
2009
2010
Sept '10
Sept '11

- EPS increased 30.7%
- 2011 EPS goal – $2.56 to $2.65 per share

# Net Income


(in millions)
$39.1
$36.6
$23.1
$25.1
$33.0
2006
2007
2008
2009
2010
$23.8
$28.9
Sept '10
Sept '11

- 2011 goal for net income – $39 to $41 million

Community Trust Bancorp, Inc.

# Revenues



(in millions)
$140.3
$142.6
$125.4
$146.9
$160.2
$174.9
2006
2007
2008
2009
2010
Sept '11

- 2010 revenues increased 9.0%
- Interest income lost from nonperforming loans and OREO - $4.6 million
- 2011 goal for revenues – $174 to $178 million

**Sept '11 annualized*

Community Trust® Bancorp, Inc.

# Noninterest Income
## as a % of Total Revenue



(in millions)
$32.6
$36.6
$21.8
$41.4
$40.9
$43.1
32%
26%
20%
14%
2006
2007
2008
2009
2010
Sept '11
Noninterest Income
% of Total Revenue

- YTD September 2011 noninterest income
  - Increases in deposit service charges and trust revenue
  - Decreased gains on sales of loans and loan related fees
- 2011 goal for noninterest revenue – 22% to 24% of total revenue

**Sept '11 annualized*

# Net Interest Revenue


(in millions)
$107.8
$106.0
$103.6
$105.5
$119.3
$131.8
2006
2007
2008
2009
2010
Sept '11

- YTD 2011 increase in net interest revenue 12.0%
  - Net interest margin improved 13 basis points year over year
  - Average earning assets increased $247.7 million, including acquisition

**Sept '11 annualized*

Community Trust® Bancorp, Inc.

# Net Interest Margin



4.02%
3.99%
3.90%
3.78%
3.88%
3.59%
3.77%
3.57%
4.07%
3.69%
4.18%
3.83%
2006
2007
2008
2009
2010
Sept '11
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 9/30/11 – (5.67)%
- % of assets repricing
  - Within 30 days 39.45%
- % of liabilities repricing
  - Within 30 days 22.65%
  - Within 90 days 34.16%
  - Within 180 days 49.18%

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Sept '11 compared to Jun '11 peer data.

Community Trust® Bancorp, Inc.

# Net Noninterest Expense as a % of Average Earning Assets



(in millions)
$47.8
$46.4
$60.8
$52.4
$55.1
$63.2
2.30%
2.10%
1.90%
1.70%
1.50%
2006
2007
2008
2009
2010
Sept '11
Net Noninterest Expense
% of Earning Assets

# Noninterest Expense & Efficiency Ratio



(in millions)
$80.4
$83.1
$82.5
$93.8
$96.1
$106.3
75%
70%
65%
60%
55%
50%
2006
2007
2008
2009
2010
Sept '11
Noninterest Expense
Efficiency Ratio
Peer

*Sept '11 annualized

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Sept '11 compared to Jun '11 peer data.

Community Trust Bancorp, Inc.

# Return on Average Assets



1.33%
1.10%
1.23%
0.89%
0.79%
0.13%
0.82%
-0.18%
1.03%
0.27%
1.11%
0.72%
2006
2007
2008
2009
2010
Sept '11
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Sept '11 compared to Jun '11 peer data.

# Balance Sheet Review

# Total Assets

(in billions)


$2.97
$2.90
$2.95
$3.09
$3.36
$3.56
2006
2007
2008
2009
2010
Sept '11

- Total assets have increased an annualized 8.0% from 12/31/2010
  - Loans declined $31.6 million or an annualized 1.6%
  - Investment portfolio growth $124.9 million or an annualized 49.1%
  - Deposit growth $143.4 million or an annualized 6.6%
- 2011 goal for increase in total assets – $70 to $80 million

# Total Loans



(in billions)
$2.17
$2.23
$2.35
$2.44
$2.61
$2.57
2006
2007
2008
2009
2010
Sept '11

- 2011 loan growth goal – $25 to $40 million

# Loan Portfolio Mix

September 30, 2011



Consumer 19%
Comm R/E 36%
R/E Mortgage 30%
Comm Other 15%

# Concentrations of Credit

## as a % of Total Loans


September 30, 2011
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$119 M
4.6%
$137 M
5.5%
$108 M
4.2%
Apartments & Rental Housing
Hotel/Motel
Non-Residential Real Estate Rental
Concentrations
Nonperforming Loans*
Net Losses*

* As a percentage of funded exposure

# Net Charge-offs

## as a % of average loans



0.29%
0.13%
0.27%
0.24%
0.38%
0.70%
0.66%
1.61%
0.58%
1.46%
0.52%
1.01%
2006
2007
2008
2009
2010
Sept '11
CTBI
Peer



Consumer 19%
Residential 15%
Commercial 66%

September 30, 2011

# Nonperforming Loans

## as a % of total loans



0.65%
0.56%
1.43%
1.08%
2.22%
2.41%
1.70%
4.20%
2.38%
4.03%
1.46%
3.83%
2006
2007
2008
2009
2010
Sept '11
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report for bank holding companies with consolidated assets of $3 billion to $10 billion. Sept '11 compared to Jun '11 peer data.

# Nonperforming Assets

as a % of Total Assets


0.63%
1.38%
2.13%
2.56%
3.13%
2.69%
2006
2007
2008
2009
2010
Sept '11

- $58.0 million in other real estate owned

# Loan Loss Reserve

as a % of net loans


1.27%
1.17%
1.26%
1.21%
1.31%
1.52%
1.34%
2.26%
1.34%
2.23%
1.36%
2.16%
2006
2007
2008
2009
2010
Sept '11
CTBI
Peer

Community Trust Bancorp, Inc.

# Total Deposits
## including Repurchase Agreements



(in billions)
$2.50
$2.45
$2.49
$2.64
$2.89
$3.04
2006
2007
2008
2009
2010
Sept '11

- 2011 growth in total deposits including repurchase agreements goal – $30 to $50 million

# Total Deposits
## including Repurchase Agreements

September 30, 2011



Repurchase Agreements 7%
Noninterest Bearing 20%
Other Time 5%
NOW 1%
CDs <$100K 22%
MMDA 15%
CDs >$100K 21%
Savings 9%

Community Trust Bancorp, Inc.

# Shareholder Value

# Dividends Per Share



$1.05
$1.10
$1.17
$1.20
$1.21
$1.23
4.3%
2006
2007
2008
2009
2010
2011*

- 2010 cash dividends increased 0.8%
- 4.3% compound growth rate for past five years
- December 31, 2010 cash dividend yield was 4.21%
- Cash dividend increased to $0.31 per share effective October 1, 2011

**2011 is projected DPS*

# Shareholders' Equity


(in millions)
$282.4
$301.4
$308.2
$321.5
$338.6
$361.3
5.9%
2006
2007
2008
2009
2010
Sept '11

- Shareholders' equity has increased 19.9% during the past five years
- 5.9% compound growth rate for the past five years
- 2011 goal for shareholders' equity – $358 to $361 million

Community Trust® Bancorp, Inc.

# Book Value Per Share



$18.63
$20.03
$20.46
$21.17
$22.16
$23.44
2006
2007
2008
2009
2010
Sept '11

# Tangible Common Equity/Tangible Assets



7.40%
8.27%
8.37%
8.47%
8.26%
8.44%
2006
2007
2008
2009
2010
Sept '11

Community Trust Bancorp, Inc.

# Total Market Capitalization


(in millions)
$629.5
$414.2
$554.1
$371.7
$444.1
$359.0
2006
2007
2008
2009
2010
2011

## Price to Tangible Book Value

| | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 |
|---|---|---|---|---|---|---|
| CTBI | 2.93x | 1.77x | 2.29x | 1.45x | 1.63x | 1.22x |
| Peer | 2.59x | 1.85x | 1.91x | 1.03x | 1.29x | 1.44x |

All data is as of year-end except 2011 which is as of September 30, 2011

Peer data obtained from SNL Financial; group consists of 16 publically traded regional bank holding companies with an average asset size of $3.1 billion.

# Comparison of 5 Year Cumulative Total Return

## among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$200
$100
$0
2005
2006
2007
2008
2009
2010
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- **An investment in CTBI stock on December 31, 2005 would have outperformed the NASDAQ Bank Stocks Index and the NASDAQ Composite at December 31, 2010**

# Comparison to Russell 2000 Index

of small cap companies

## Return to Investors

**September 30, 2011**


-10.02%
-3.54%
-8.19%
-0.37%
-5.36%
-1.02%
6.38%
6.14%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 3-, 5-, and 10-year total returns annualized

# Core Value Long-Term Investment

- 12 stock splits and 9 stock dividends
- 31 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 4.3%
- Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index
- CTBI shareholders include
  - 98 institutional investors (including CTIC – 10.3%) hold 7.1 million shares (46.0%)
  - 183 mutual funds hold 3.0 million shares (19.6%)

# Analyst Comments

- "Hilliard Lyons recommends the purchase of CTBI for investors seeking current income and capital appreciation."

  -- Hilliard Lyons, October 2011

  Rating: Buy

- "All said, we believe the stock is a strong core holding in the SMI-cap universe for investors looking for a bank with low volatility in relatively stable markets."

  --Keefe, Bruyette & Woods, October 2011

  Rating: Market Perform

- "Longer-term, we view the company's shares as a core holding for investors looking for exposure to the group."

  --Raymond James, October 2011

  Rating: Market Perform

- "We note core results are up on both a linked-quarter and YOY basis. "

  --Sandler O'Neill & Partners, October 2011

  Rating: Buy

# CTBI's Franchise Value

- History of solid investor returns
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
  - Acquisitions
  - De nova branches
  - Trust subsidiary
  - Full service brokerage
- Strong experienced management team and 1,000 dedicated employees
- Our shareholders

Community Trust®
Bancorp, Inc.









